UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2021
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Acutus Medical, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (442) 232-6080
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2021, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2021. A copy of this press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information under Item 2.02 in this current report on Form 8-K and the related information in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2021, Shahzad Malik, a Class I director, resigned from the Board of Directors (the “Board”) of Acutus Medical, Inc. (the “Company”) and as a member of the Audit Committee (the “Audit Committee”) and Compensation Committee (the “Compensation Committee”) of the Board.

The resignation of Mr. Malik was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On August 10, 2021, the Board appointed Niamh Pellegrini as a member of the Board to fill the vacancy resulting from Mr. Malik’s departure, effective August 10, 2021. Ms. Pellegrini will serve as a Class I director whose term will expire at the Company’s 2024 Annual Meeting of Stockholders, which is the next stockholder meeting at which Class I directors will be elected, and until Ms. Pellegrini’s successor shall have been duly elected and qualified, or until Ms. Pellegrini’s earlier death, resignation, disqualification or removal. There is no arrangement or understanding between Ms. Pellegrini or any other person pursuant to which she was selected as a director, and Ms. Pellegrini has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Act.

The Board determined that Ms. Pellegrini qualifies as an independent director pursuant to the Securities Act and the listing standards of the Nasdaq Stock Market.

The Board also appointed Ms. Pellegrini to the Audit Committee and appointed John Sheridan, an independent member of the Board, to the Compensation Committee, effective August 10, 2021.

Ms. Pellegrini will receive compensation for her service as a member of the Board in accordance with the Company’s Non-Employee Director Compensation Policy, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021. Ms. Pellegrini has also entered into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on March 19, 2021.

Item 7.01. Regulation FD Disclosure.

On August 12, 2021, the Company issued a press release announcing the appointment of Ms. Pellegrini to the Board. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference to this Item 7.01.

A copy of the press release is being furnished pursuant to Item 7.01 of Form 8-K and the information included therein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1	Press release dated August 12, 2021 regarding financial results for the quarter ended June 30, 2021
99.2	Press release dated August 12, 2021 regarding the appointment of Niamh Pellegrini as director

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: August 12, 2021	By:	/s/ Vince Burgess
Vince Burgess
President and Chief Executive Officer
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